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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 5, 2005


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)
            001-13255                                       43-1781797
            ---------                                       ----------
           (COMMISSION                                     (IRS EMPLOYER
           FILE NUMBER)                                  IDENTIFICATION NO.)



 575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
 ---------------------------------------------------------------    ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         As previously reported, on December 17, 2003 Solutia Inc. ("Solutia") and its 14 U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         On December 5, 2005, the Bankruptcy Court approved a Waiver and Consent dated as of October 31, 2005 (the "Waiver") by and among Solutia, Solutia Business Enterprises, Inc. (together with Solutia, the "Borrowers"), each subsidiary of Solutia listed on the signature pages to the Waiver (the "Guarantors"), the lenders party to the Waiver, Citicorp USA, Inc. and Wells Fargo Foothill, LLC (together with Citicorp USA, Inc. the "Agents") relating to certain prepayment provisions of the Financing Agreement, dated as of January 16, 2004 (as amended, supplemented or otherwise modified from time to time, the "Financing Agreement"), by and among the Borrowers, the Guarantors, the lenders from time to time party thereto and the Agents. The Waiver allowed Solutia to retain all of its net proceeds from the previously reported sale by Astaris LLC, Solutia's 50/50 joint venture with FMC Corporation, of substantially all of its assets to Israel Chemicals Limited or affiliates thereof. Solutia expects to receive net proceeds of up to $100 million (the "Net Proceeds") from the Astaris sale, approximately $20 million of which was deposited into escrow accounts with distributions, if any, expected to occur in 2006.

         The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the Waiver, a copy of which is attached hereto as Exhibit 10.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

Exhibit Number    Description
--------------    -----------

         10.1 Waiver and Consent dated as of October 31, 2005 by and among Solutia, Solutia Business Enterprises, Inc., each subsidiary of Solutia listed on the signature pages thereto, the lenders party thereto, Citicorp USA, Inc. and Wells Fargo Foothill, LLC





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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                        SOLUTIA INC.
                                        ---------------------------------------
                                        (Registrant)

                                        /s/ Rosemary L. Klein
                                        ---------------------------
                                        Senior Vice President, General Counsel
                                        and Secretary


DATE: DECEMBER 5, 2005